Exhibit 99.3

 Independent Bank Corporation   Earnings Call   First Quarter 2022  April 26, 2022  (NASDAQ: IBCP)

 Cautionary note regarding forward-looking statements  This presentation contains forward-looking statements about Independent Bank Corporation. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of Independent Bank Corporation. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. The COVID-19 pandemic is adversely affecting Independent Bank Corporation, its customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect Independent Bank Corporation’s revenues and the values of its assets and liabilities, reduce the availability of funding from certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices could affect Independent Bank Corporation in substantial and unpredictable ways. Independent Bank Corporation’s results could also be adversely affected by changes in interest rates; further increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk.   Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.  2

 Agenda  Formal Remarks.  William B. (Brad) Kessel, President and Chief Executive Officer  Gavin A. Mohr, Executive Vice President and Chief Financial Officer  Joel Rahn, Executive Vice President – Commercial Banking   Question and Answer session.  Closing Remarks.  Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.  3

 Historical Quarterly Financial Data  4

 1Q 2022 Financial Highlights  Income Statement  Pre-tax, pre-provision income of $20.5 million compared to $26.7 million in the year ago quarter.  Net income of $18.0 million, or $0.84 per diluted share compared to $22.0 million, or $1.00 per diluted share in the year ago quarter.  Net interest income of $33.0 million, compared to $30.3 million, in the year ago quarter.  Mortgage servicing rights change (the “MSR Change”) due to price of $8.5 million ($0.31 per diluted share, after taxes) compared to a positive $4.6 million ($0.17 per diluted share, after taxes) in the year ago quarter.   Provision for credit losses credit of $1.6 million compared to a credit of $0.5 million in the year ago quarter.  Return on average assets of 1.54%.   Return on average equity of 19.38%.  Balance Sheet/Capital  Total portfolio loans increased by $99.0 million or 13.8% annualized.  Total deposits grew by $88.4 million or 8.7% annualized.  Paid a 22 cent per share cash dividend on common stock on February 15, 2022.  5

 Our Michigan Markets  6  Source: S&P Global Market Intelligence and Company documents. Map does not include loan production offices. Deposit market share data based on FDIC Summary of Deposits Annual Survey as of June 30, 2021.  Note: Loan and deposit balances exclude the loans and deposits (such as brokered deposits) that are not clearly allocable to a certain market region. Loans specifically exclude: $200 million of Ohio mortgage loans, $45 million of resort loans, $6 million of SBA PPP loans and $10 million of purchased mortgage loans.  94  96  75  69  Michigan’s premier community bank. #1 deposit market share amongst banks headquartered in Michigan and #9 deposit market share overall.   Top 10 market share in 20 of 24 counties of operation – with opportunity to gain market share in attractive Michigan markets.  Low cost and stable deposit base in East/”Thumb” and Central regions utilized to fund loan growth in the West and Southeast regions (higher growth & more metropolitan).  New full service bank branch opening in Holland, Michigan in 3Q’22.  Opened Loan Production Offices in Ottawa County and Macomb County in 3Q’21.   8 Loan Production Offices (LPOs), including 6 throughout Michigan and 2 in Ohio (residential mortgage lending only).  Branches (62)  East / “Thumb”  Branches: 20  Deposits: $1,052M  Loans: $635M  Southeast  Branches: 8  Deposits: $563M  Loans: $942M  Central  Branches: 10  Deposits: $506M  Loans: $190M  West  Branches: 20  Deposits: $1,225M  Loans: $649M  Northwest  Branches: 4  Deposits: $304M  Loans: $311M

 Select Economic Statistics  7  Unemployment Trends (%)  Total Employees (Thousands)  Regional Average Home Sales Price (Thousands)  Annualized Home Sales (Thousands)  Select Economic Statistics   Unemployment rates returning to normal levels  Stable prices in   key markets  Strong job growth continues  Rebounding Michigan home sales  106,129  213,065  294,004

 Low Cost Deposit Franchise Focused on Core Deposit Growth  8  Substantially core funding – $3.90 billion of non-maturity deposit accounts (92.7% of total deposits).  Total deposits increased $88.4 million (8.7%) since 12/31/21 with non-interest bearing down $3.2 million, savings and interest- bearing checking up $75.0 million, reciprocal up $18.7 million and time down $2.1 million.  Deposits by Customer Type:  Retail – 52.6%  Commercial – 33.8%  Municipal – 13.6%  Deposit Composition – 3/31/22  Deposit Highlights  Michigan Deposit Market Share  $4.2B  Core Deposits: 92.7%  Cost of Deposits (%)/Total Deposits ($B)  Note: Core deposits defined as total deposits less maturity deposits.

  9  9  All functionality within online banking can be done in the new IB ONE Wallet app.  Customers can reset their own passwords in the app.   Instantly transfer funds to other IB customers.   IB Card Controls allows you to turn your debit card on or off, restrict transactions by category or dollar amount, and easily set up purchase alerts.   ONE Wallet+, available in Online Banking and through the IB ONE Wallet app, is a tool that allows you to consolidate multiple accounts, including other bank accounts, credit cards, and investment accounts into one place. You can create budgets, manage trends, and even set financial goals.  Digital Transformation

 Diversified Loan PortfolioFocused on High Quality Growth  10  Lending Highlights  Note: Portfolio loans exclude loans HFS.  Portfolio loan changes in 1Q’22:  Commercial – increased $54.0 million (excluding PPP increased $74.5 million). PPP loan balances decreased $20.4 million and totaled $5.9 million at March 31, 2022.  Mortgage – increased $30.4 million.  Installment – increased $14.6 million.  Mortgage loan portfolio weighted average FICO and LTV of 752 and 78%, respectively and average balance of $226,758.  Installment weighted average FICO of 758 and average balance of $24,531.  Commercial loan rate mix:  47% fixed / 53% variable.  Indices – 73% tied to Prime, 23% tied to LIBOR, 2% tied to a US Treasury rate and 2% tied to SOFR.  Mortgage loan (including HECL) rate mix:   66% fixed / 34% adjustable or variable.   Indices – 25% tied to Prime, 44% tied to LIBOR , 19% tied to a US Treasury rate and 12% tied to SOFR  Loan Composition – 3/31/22  $3.0B  Yield on Loans (%)/Total Portfolio Loans ($B)

 Loans by Industry as a % of Total Commercial Loans   ($ in millions)  Investor RE by Collateral Type as a % of Total Commercial Loans ($ in millions)   11  Commercial Loan Portfolio Concentrations  11   Note: $811 million, or 64.5% of the commercial loan portfolio is C&I or owner occupied, while $446 million, or 35.5% is investment real estate. The percentage concentrations are based on the entire commercial portfolio of $1.258 billion as of March 31, 2022

 Investment Securities Portfolio  12  Highlights  High quality, liquid, diverse portfolio with moderate duration.  $148.9 million of municipal bonds have been hedged with swaps.   Net unrealized loss of $61.5 million, representing 4.2% of amortized cost net of swaps.   Portfolio ratings: 53% AAA rated (or backed by the U.S. Government); 29% AA rated; 9% A rated; 7% BAA rated and 2% unrated.  4.66 year estimated average duration with a weighted average yield of 1.92% (with TE gross up) including swaps.  Approximately 30.0% of the portfolio is variable rate including swaps.  $1.4B  Investment Portfolio by Type (3/31/22)  Investment Securities Activity – 1Q’22  e.  Agency, Agency MBS, CMO & CMBS   Municipal/Govern-ment     Asset-backed  Private Label Mortgage        Corp.        Total     (Dollars in 000’s)  Purchases (at cost)  $15,921  $1,500  $93,884  $15,967  $6,826  $134,101  Repayments   22,378  10,426  27,297  2,523  2,741  65,366  Sales  --  1,396  2,929  4,325  Purchases in 1Q’22  Yield (TE)  2.23%  2.20%  1.96%  2.10%  2.59%  2.04%  Duration   4.69%  4.75%  1.10%  2.16%  5.19%  1.90%

 Strong Capital Position  13   TCE / TA (%)   Leverage Ratio (%)   CET1 Ratio (%)   Total RBC Ratio (%)   Capital retention to support (i) organic growth and (ii) acquisitions; and   Return of capital through (i) strong and consistent dividend and (ii) share repurchases  Long-Term Capital Priorities:  Strong Capital Position

 Highlights  Interest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us as slightly asset sensitive.  Net interest income decreased $1.3 million in 1Q’22 vs. 4Q’21 due primarily to a $1.8 million decrease in interest income related to PPP fee accretion.   Net interest margin was 3.00% during the first quarter of 2022, compared to 3.05% in the year-ago quarter and 3.13% in the fourth quarter of 2021.  Yields, NIM and Cost of Funds (%)  Net Interest Income ($ in Millions)   Net Interest Margin/Income  14

 Linked Quarter Analysis  15  1Q’22 NIM Changes  Linked Quarter Average Balances and FTE Rates

 Base-rate is a static balance sheet applying the spot yield curve from the valuation date.  Stable core funding base. Transaction accounts fund 44.6% of assets and other non-maturity deposits fund another 24.5% of assets. Limited wholesale funding of just 2.4% of assets.  17.0% of assets reprice in 1 month and 31.8% reprice in the next 12 months.   Continually evaluating strategies to manage NII through hedging as well as product pricing and structure.   16  Interest Rate Risk Management  Changes in Net Interest Income  Simulation analyses calculate the change in net interest income over the next twelve months, under immediate parallel shifts in interest rates, based upon a static statement of financial condition, which includes derivative instruments, and does not consider loan fees.

 Strong Non-interest Income  17  Diverse sources of non-interest income, representing 35.3% of operating revenue in 1Q’22.  1Q’22 interchange income of $3.1 million compared to $3.0 million in the prior year quarter. This increase was primarily due to an increase in transaction volume.   Mortgage banking:   $0.8 million in net gains on mortgage loans in 1Q’22 vs. $12.8 million in the year ago quarter. A combination of lower mortgage loan sales volume, reduced profit margins and fair value adjustments led to this decrease.   $270.2 million in mortgage loan originations in 1Q’22 vs. $509.0 million in 1Q’21 and $424.6 million in 4Q’21.  1Q’22 mortgage loan servicing includes a $8.5 million ($0.31 per diluted share, after tax) increase in fair value adjustment due to price compared to a increase of $4.6 million ($0.17 per diluted share, after tax) in the year ago quarter.   Source: Company documents.  $18.9M  2022 YTD Non-interest Income (thousands)  Non-interest Income Trends ($M)  Highlights

Focus on Improved Efficiency 18 Source: Company documents. Non-interest Expense ($M) Highlights Efficiency Ratio (4 quarter rolling average) 1Q’22 efficiency ratio of 59.6%. Compensation and employee benefits expense of $20.1 million compared to $18.5 in the prior year quarter. Compensation (salaries and wages) increased $2.3 million due to raises that were generally effective at the start of the year, a decreased level of compensation that was deferred in the first quarter of 2022 as direct origination costs (lower mortgage loan origination volume), an increase in lending personnel and higher health care insurance costs. $0.6 million decrease in incentive compensation accrual due to a decrease in mortgage lending volume. Payroll taxes and employee benefits decreased $0.1 million due to lower payroll taxes and 401(K) plan match. Data processing costs decreased $0.2 million due primarily to a onetime credit from the core data service provider. Costs related to the reserve for unfunded lending commitments decreased $0.3 million due primarily to an decrease in the balance of unfunded lending commitments. Opportunities exist to gain additional efficiencies as we continue to optimize our delivery channels. 65.0% 62.2% 60.3% 59.8% 55.9% 59.9% 61.7% 63.2% 64.8% Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 1Q'22 $29.3 $28.7 $27.3 $33.6 $32.7 $30.0 $32.5 $34.5 $34.0 $31.5 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Compensation and Benefits Loan and Collection Occupancy Data Processing FDIC Insurance Other Total

 Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.  Note 2: 12/31/16 30 to 89 days delinquent data excludes $1.63 million of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)  19

 Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults  20

 Troubled Debt Restructurings (TDRs)  TDR Highlights  Working with client base to maximize sustainable performance.  The specific reserves allocated to TDRs totaled $599m 3/31/22.  A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.  96.5% of TDRs are current as of 3/31/22.  Commercial TDR Statistics:  14 loans with $4.7 million book balance.  100% performing.  WAR of 5.20%  Well seasoned portfolio; all loans are accruing and performing, and have been for over a year since modification.  Retail TDR Statistics:  376 loans with $31.5 million book balance.  97.2% performing.  WAR of 4.02% (accruing loans).  Well seasoned portfolio; 99% of accruing loans are not only performing but have been for over a year since modification.  TDRs ($ in Millions)  96% of TDRs are Current  21

 Note: Dollars all in millions.   Provision for Credit Losses   Loan Net Charge-Offs/Recoveries   Allowance for Credit Losses  Credit Cost Summary  22

 2022 Outlook Update  Category  Outlook  Lending  Continued growth  IBCP goal of low double digit (approximately 10%) overall loan growth is based on increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2022. This growth forecast also assumes an improving Michigan economy.  Q1 Update: Total portfolio loans increased $99.0 million (13.8%) annualized in 1Q’22 which is higher than our forecasted range. Commercial, mortgage and installment loans all had positive growth in 1Q’22.   Net Interest Income  Growth driven primarily by higher average earning assets  The elimination of accelerated fee accretion ($8.9 million in 2021) related to Paycheck Protection Program will make net interest income (NII) growth challenging in 2022. IBCP goal low single digit (1%-3%) growth is primarily supported by an increase in earning assets. Expect the net interest margin (NIM) to trend lower (0.10% - 0.15%) in 2022 compared to full-year 2021. Primary driver is a reduction in earing asset yield. The forecast assumes a 0.25% increase in June and September in the federal funds rate and long-term interest rates up slightly over year end 2021 levels.   Q1 Update: 1Q’22 net interest income was $2.7 million (9.0%) higher than the prior year quarter. The net interest margin was 3.00% for the quarter, down 0.13% from the linked quarter and down 0.05% from the prior year quarter. Excluding the impact of PPP, 1Q’22 net interest margin was nearly unchanged from prior year and linked quarter. The increase in net interest income is due to an increase in average interest-earning assets that as partially offset by a decline in net interest margin.   Provision for Credit Losses  Steady asset quality metrics  Very difficult area to forecast. Future provision levels under CECL will be particularly sensitive to loan growth and mix, projected economic conditions, watch credit levels and loan default volumes. The allowance as a percentage of total loans was at 1.63% at 12/31/21. A full year 2022 provision (expense) for credit losses of approximately 0.15% to 0.20% of average total portfolio loans would not be unreasonable.  Q1 Update: . The provision for credit losses was a credit of $1.6 million in 1Q’22 which was below our forecasted range of an expense of 0.15% to 0.20% of average portfolio loans. The provision credit was primarily the result of a decline in the adjustment to allocations based on subjective factors due in part to expected reduction in risk related to COVID-19.   Non-interest Income  IBCP forecasted 2022 quarterly range of $13 million to $17 million with the total for the year down 20% to 25% from 2021 actual of $76.6 million  Expect mortgage loan origination volumes in 2022 to be down by approximately 21%, interchange income in 2022 to increase approximately 5% as compared to 2021 and service charges on deposits to be collectively comparable to 2021 (a decline in NSF fees to be largely offset by an increase in treasury management related service charges).   Q1 Update: Non-interest income totaled $18.9 million in 1Q’22, which was higher than the forecasted range. 1Q’22 mortgage loan originations, sales and gains totaled $270.2 million, $221.7 million and $0.8 million, respectively. The decrease in net gains on mortgage loans sold was primarily due to lower sales volume, decreased profit margin on mortgage loan sales and a decrease in the fair value adjustments ($3.8 million related to unhedged salable construction mortgage loans) on the mortgage loan pipeline. Mortgage loan servicing generated a gain of $9.6 million in 1Q’22 due primarily to a positive $8.5 million fair value adjustment due to price. It is probable non-interest income will be below the forecasted range in 2022 primarily due to lower than anticipated mortgage loan production and net gains on mortgage loan sales.   Non-interest Expenses  IBCP forecasted 2022 quarterly range of $30.5 million to $32.5 million with the total for the year down (3%-5%) from the 2021 actual of $131.0 million.  The primary driver is a decrease in total compensation and employee benefits due primarily to a reduction in incentive compensation, conversion related expense and costs(recoveries) related to unfunded lending commitments.   Q1 Update: : Total non-interest expense was $31.5 million in the first quarter of 2022, within our forecasted range.   Income Taxes  Approximately an 18.5% effective income tax rate in 2022. This assumes a 21% statutory federal corporate income tax rate during 2022.   Q1 Update: Actual effective income tax rate of 18.6% for the 1Q’22.  Share Repurchases  2022 share repurchase authorization at approximately 5% (1.1 million) of outstanding shares. Expect total share repurchases in 2022 at the mid-point of this authorization.  Q1 Update: The Company repurchased 59,002 (5.4% of repurchase authorization) shares at an average price of $23.46 in the first quarter of 2022.   23

  Strategic Initiatives  24  Serve consumers and businesses in our Markets in an inclusive way to include straight forward marketing, improved brand awareness and enhanced outreach efforts that foster strong customer relationships and engagement.  Improve net interest income via balanced loan growth, disciplined risk adjusted loan pricing and active management of deposit pricing.   Add new customers and grow revenue by leveraging new LPO’s and talented sales staff & outbound calling efforts.  Leverage data analytics for innovative targeted customer acquisitions, retention and cross sales strategies, inside sales efforts and referrals with strategic business unit partners.  Supplement our organic growth initiatives via selective and opportunistic bank acquisitions and branch acquisitions.    Growth  Enhance process improvement expertise, enabling all business lines and departments to streamline/automate operating processes and workflows.  Leverage technology, capitalizing upon core conversion new capabilities, streamline and improve bank processes.  Leverage virtual capabilities to make more effective meetings, training and customer engagement.   Optimize branch delivery channel including assessing existing locations, new locations, service hours, staffing, & workflow and leveraging our existing technology.   Expand Digital Branch (call center) services.   Process Improvement & Cost Controls  Sustain and enhance a constructive culture, supported by a highly engaged workforce that embraces and encourages a diverse, equitable, inclusive and flexible work environment.   Retain and attract top talent.  Align learning and development initiatives in support of bank priorities and employees’ continued growth.  Demonstrate that we are committed to the well-being of our team members who ensure our success. This entails recognizing and rewarding contributions, developing new talent via internships, providing coaching and development, and planning for succession and new opportunities.    Talent Management   Produce strong and consistent earnings and capital levels.   Maintain good credit quality aided by strong proactive asset quality monitoring and problem resolution.  Practice sound risk management with effective reporting to include fair banking and scenario planning.  Actively manage and monitor liquidity and interest rate risk.  Promote strong, independent & collaborative risk management, utilizing three layers of defense (business unit, risk management and internal audit).   Ensure effective operational controls with special emphasis on cyber security, fraud prevention, core system conversion and regulatory compliance.  Maintain effective relationships with regulators & other outside oversight parties. Provide effective ESG (Environmental, Social and Governance) disclosures for investors and other interested parties.    Risk Management

 Q&A and Closing Remarks  Question and Answer Session  Closing Remarks  Thank you for attending!  NASDAQ: IBCP  25